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                                                                   EXHIBIT 10.41

                           FIRST AMENDMENT TO LEASE

     This First Amendment to Lease ("First Amendment") is dated as of this 29th day of February, 2000 by and between TST 555/575 Market, L.L.C., a Delaware limited liability company, and CMGI, Inc., a Delaware Corporation ("Tenant").

                                   Recitals

     Landlord and Tenant are parties to that certain Lease, dated as of February 4, 2000 (the "Lease"), under the terms of which Landlord leased to Tenant and Tenant leased from Landlord, certain premises comprising the 12th and 13th floors of the building located at 575 Market Street, San Francisco, California. Landlord and Tenant have now determined to amend the Lease.

     NOW, THEREFORE, Landlord and Tenant hereby agree as follows:

     1. All defined terms as used in this First Amendment shall have the same meanings ascribed to them in the Lease, as otherwise expressly set forth herein.

     2. Section 2.2 of the Lease is hereby amended to provide that the Commencement Date is February 10, 2000.

     3. Section 2.6 of the Lease is hereby amended to provide that the Termination Fee shall mean $524,384.00.

     4. In all other respects, the Lease remains unchanged and in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Lease as of the date set forth above.


LANDLORD:                                   TENANT:

TST 555/575 Market, L.L.C.,                 CMGI, Inc.,
a Delaware limited liability company        a Delaware Corporation

By:   /s/ Andrew J. Nathan                  By:   /s/ Andrew J. Hajducky III
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Its:  Vice President                        Its:  Executive Vice President, CFO
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                                                  & Treasurer
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Date: 9/29/00                               Date: 2/17/00
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